                                                                    EXHIBIT 99.1



                             LETTER OF TRANSMITTAL

                                      FOR

                    13% Senior Subordinated Notes Due 2009

                                      Of

                     Better Minerals & Aggregates Company


      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        NEW YORK CITY TIME, ON           , 2000 (THE "EXPIRATION DATE")
                               UNLESS EXTENDED.

                            The Exchange Agent is:

                             The Bank Of New York

     For Overnight Delivery, Delivery by Hand or Delivery by Registered or
                                   Certified
                                     Mail:
                             The Bank of New York
                                101 Barclay St.
                              New York, NY 10286
                       Attention: Kin Lau, Reorg-7 EAST

                           By Facsimile Transmission
                       (for Eligible Institutions only):

                                (212) 815-6339

                     Confirm facsimile by telephone only:
                                (212) 815-3750

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   The undersigned acknowledges receipt of the Prospectus dated      , 2000
(the "Prospectus") of Better Minerals & Aggregates Company (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuer's offer (the "Exchange Offer") to exchange its 13% Senior Subordinated Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its outstanding 13% Senior Subordinated Notes due 2009 (the "Old Notes" and, together with the New Notes, the "Notes") from the holders thereof.

   The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

   Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

   YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

   The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
            THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

   List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto. The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000.

                  DESCRIPTION OF OLD NOTES TENDERED HEREWITH
-------------------------------------------------------------------------------

                                                 Aggregate
                                             Principal Amount
 Name(s) and Address(es)      Certificate       Represented    Principal Amount
 of Registered Holder(s)      Number(s)*       by Old Notes*      Tendered**
-------------------------------------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------
                                Total
-------------------------------------------------------------------------------

  * Need not be completed by holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See Instruction 2.

   Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

   Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company ("DTC").

   If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Issuer or who has an arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
  OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _______________________________________________

Window Ticket Number (if any) _________________________________________________

Date of Execution of Notice of Guaranteed Delivery ____________________________

Name of Eligible Institution that Guaranteed Delivery _________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
  COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name(s) _______________________________________________________________________

Address _______________________________________________________________________

    SPECIAL EXCHANGE INSTRUCTIONS
    (See Instructions 3, 4 and 5)
                                             SPECIAL DELIVERY INSTRUCTIONS
    To be completed ONLY if                  (see Instructions 3, 4 and 5)
 certificates for Old Notes in a
 principal amount not tendered, or
 New Notes issued in exchange for
 Old Notes accepted for exchange,
 are to be issued in the name of
 someone other than the
 undersigned.

                                             To be completed ONLY if
                                          certificates for Old Notes in a
                                          principal amount not tendered, or
                                          New Notes issued in exchange for
                                          Old Notes accepted for exchange,
                                          are to be sent to someone other
                                          than the undersigned, or to the
                                          undersigned at an address other
                                          than that shown above.

 Issue certificates to:


 Name ______________________________      Deliver certificates to:

            (Please Print)
                                          Name ______________________________
 Address ___________________________                (Please Print)

 ___________________________________      Address ___________________________
         (Include Zip Code)
                                          ___________________________________
 ___________________________________              (Include Zip Code)
    (Tax Identification or Social
          Security Number)                ___________________________________

                                             (Tax Identification or Social
                                                   Security Number)

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

   The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and any beneficial owner of the Old Notes tendered hereby further represent and warrant that (i) the New Notes acquired by the undersigned and any such beneficial owner of Old Notes pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, (ii) neither the undersigned nor any such beneficial owner has an arrangement with any person to participate in the distribution of such New Notes, (iii) neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate", as defined under Rule 405 promulgated under the Securities Act, of the Issuer. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or who tenders in the Exchange Offer for the purpose of participating in a distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer--Purpose and Effect of the Exchange Offer." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

   For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

   If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

   Unless otherwise indicated under "Special Exchange Instructions," please cause the New Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Old Notes tendered by book-entry transfer, by credit to the account at DTC). Similarly unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for New Notes, to the undersigned at the address shown below the undersigned's signatures). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause the New Notes to be issued, and return any Old Notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Old Notes or New Notes to, the person(s) so indicated (and in the case of Old Notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuer has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

   Holders of Old Notes whose Old Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

                         TENDERING HOLDER(S) SIGN HERE

          -----------------------------------------------------------
          -----------------------------------------------------------

                       (SIGNATURE OF REGISTERED HOLDER(S)
                            OR AUTHORIZED SIGNATORY)

          -----------------------------------------------------------
          (Date)
          -----------------------------------------------------------
          (Date)

          (MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OLD NOTES HEREBY TENDERED OR IN WHOSE NAME OLD NOTES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.)

          Name(s): __________________________________________________
          -----------------------------------------------------------
                                 (Please Print)

          Capacity: _________________________________________________
          Address: __________________________________________________
          -----------------------------------------------------------
                              (Including Zip Code)

          Area Code and Telephone Number: ___________________________
          Taxpayer Identification No.: ______________________________

                           GUARANTEE OF SIGNATURE(S)

                        (If Required--See Instruction 3)

          Authorized Signature: _____________________________________
          Name: _____________________________________________________
          Title: ____________________________________________________
          Address: __________________________________________________
          -----------------------------------------------------------
                              (Including Zip Code)

          Name of Firm: _____________________________________________
          Area Code and Telephone No.: ______________________________
          Dated:      , 2000

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

   A holder of Old Notes may tender the same by (i) properly completing, signing and dating this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

   Holders of Old Notes may tender Old Notes by book-entry transfer by crediting the Old Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OLD NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE ISSUER.

   Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution either a properly completed and duly executed notice of guaranteed delivery by mail, hand delivery or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the tendering holder, the registered number(s) of the Old Notes, the principal amount of the Old Notes tendered and stating that the tender is being made thereby; and
(iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.PARTIAL TENDERS; WITHDRAWALS.

   Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Notes tendered in the box entitled "Description of Old Notes Tendered Herewith." A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

   Except as otherwise provided in the prospectus, holders of Old Notes may withdraw their tenders at any time on or prior to the expiration date.

   To be effective with respect to the tender of Old Notes, a written notice (which may be by telegram, telex, facsimile transmission or letter) of withdrawal must: (i) be received by the Exchange Agent at one of the addresses for the Exchange Agent set forth above; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iv) where certificates for Old Notes have been transmitted, specify the name in which those Old Notes were registered, if different from that of the withdrawing holder; (v) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; and
(vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

   rAny Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be re-tendered by following one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus at any time on or prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

   If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

   If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

   When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless New Notes issued in exchange therefor are to be issued, or Old Notes are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder. Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder's name appears on the Old Notes and an eligible institution must guarantee the signature on the bond power.

   If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to act must be submitted.

   Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

   Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below), unless Old Notes are tendered: (i) by a holder who has not completed the box entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution (as defined below). In the event that the exhibit signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS.

   Tendering holders should indicate, as applicable, the name and address to which the New Notes or certificates for Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5. TRANSFER TAXES.

   The Issuer shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes or Old Notes not tendered or accepted for exchange are to be delivered to, or are registered or issued in the name of any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6. WAIVER OF CONDITIONS.

   The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

   Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8. IRREGULARITIES.

   All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittals or Old Notes will be resolved by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuer, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuer's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

9. SUBSTITUTE FORM W-9.

   Each holder of Old Notes whose Old Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the Old Notes.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

   Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

   Under current United States federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange is required to provide the Company (as payor), through the Exchange Agent, with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery of such holder's New Notes may be subject to backup withholding.

   Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A Canadian resident or other non-U.S. holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Old Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Substitute Form W-9; Taxpayer Identification Number

   To prevent backup withholding on payments that are made with respect to Old Notes exchanged in the Exchange Offer, each holder of Old Notes is required to provide the Exchange Agent with either (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that
(A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption (by, in the case of a Canadian resident holder, submitting a completed Form W-8).

   The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

-------------------------------------------------------------------------------
                                Name of Holder
(if joint, list first and circle the name of the person or entity whose number you enter in Part I below)

-------------------------------------------------------------------------------
                                    Address
 (if Holder does not complete, signature below will constitute a certification that the above address is correct)

                                                         Dated: ______

                  (Not required by Canadian resident holders)

             PAYER'S NAME: Better Minerals and Aggregates Company

                        Part 1--PLEASE PROVIDE YOUR
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND    -----------------------
 Form W-9               CERTIFY BY SIGNING AND         Social Security Number
                        DATING BELOW.                            OR

 Department of                                         -----------------------
 the Treasury
 Internal                                                     Employer
 Revenue                                                Identification Number
 Service

                       --------------------------------------------------------

                        Part 2--Certification--Under Penalties of Perjury, I certify that:


                        (1)The number shown on this form is my correct
                          taxpayer identification number (or I am waiting for a number to be issued to me) and

                        (2)I am not subject to backup withholding either
                          because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.



 Payer's Request for
 Taxpayer                                                           Part 3
 Identification
 Number (TIN)                                                     Awaiting
                                                                  TIN [_]

                        Certificate instructions--You must
                        cross out item (2) in Part 2 above if
                        you have been notified by the IRS
                        that you are subject to backup with-
                        holding because of under-reporting
                        interest or dividends on your tax re-
                        turn. However, if after being noti-
                        fied by the IRS that you were subject
                        to backup withholding you receive an-
                        other notification from the IRS stat-
                        ing that you are no longer subject to
                        backup withholding, do not cross out
                        item (2).

                        Signature: _____________  Date: ______

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.
-------------------------------------------------

                    Signature                        --------------------------
                                                                 Date

                       (DO NOT WRITE IN THE SPACE BELOW)


       Certificate Surrendered       Old Notes Tendered         Old Notes Accepted

      ----------------------------------------------------------------------------

      ----------------------------------------------------------------------------


      Delivery Prepared by ______  Checked By ______  Date ______

                                       13